Interpublic Group

Second Quarter 2009 Earnings Conference Call

July 28, 2009

Overview – Second Quarter 2009

- Our revenue decreased 19.7%, reflecting the difficult economic climate as well as currency changes. Our organic revenue decrease was 14.5%

- We continued to manage our cost base actively and effectively
  - Salaries & related expense ex-severance decreased 9.4% organically
  - Office & general expense decreased 16.2% organically

- Our operating income was $97 million compared with $201 million a year ago

- Diluted E.P.S. was $0.04 compared with $0.17 last year

- We repurchased and refinanced debt, reducing outstanding debt and extending maturities

Operating Performance

	Three Months Ended June 30,	
	2009	2008
Revenue	$ 1,474.4	$ 1,835.7
Salaries and Related Expenses	968.4	1,103.2
Office and General Expenses	409.1	527.8
Restructuring and Other Reorganization-Related Charges	-	4.1
Operating Income	96.9	200.6
Interest Expense	(45.1)	(53.0)
Interest Income	8.1	23.0
Other (Expense) Income, net	(23.3)	6.3
Income Before Income Taxes	36.6	176.9
Provision for Income Taxes	3.7	79.1
Equity in Net (Loss) Income of Unconsolidated Affiliates	(1.5)	0.5
Net Income	31.4	98.3
Net Income Attibutable to Noncontrolling Interests	(3.6)	(3.2)
Net Income Attributable to IPG	27.8	95.1
Dividends on Preferred Stock	(6.9)	(6.9)
Allocation to Participating Securities	-	(0.1)
Net Income Available to IPG Common Stockholders	$ 20.9	$ 88.1
Earnings per share available to IPG common stockholders:		
Basic	$ 0.04	$ 0.19
Diluted	$ 0.04	$ 0.17
Weighted-average number of common shares outstanding:		
Basic	467.1	460.5
Diluted	507.5	516.0

(Amounts in Millions, except per share amounts)

IPG

Revenue

	Three Months Ended $	Three Months Ended % Change	Six Months Ended $	Six Months Ended % Change
June 30, 2008	$ 1,835.7		$ 3,320.9	
Total change	(361.3)	(19.7%)	(521.2)	(15.7%)
Foreign currency	(130.3)	(7.1%)	(238.3)	(7.2%)
Net acquisitions/(divestitures)	35.1	1.9%	66.7	2.0%
Organic	(266.1)	(14.5%)	(349.6)	(10.5%)
June 30, 2009	$ 1,474.4		$ 2,799.7	

Segments

	Three Months Ended June 30, 2009	Three Months Ended June 30, 2008	Change Total	Change Organic	Six Months Ended June 30, 2009	Six Months Ended June 30, 2008	Change Total	Change Organic
IAN	$1,248.2	$1,538.7	(18.9%)	(13.9%)	$2,363.1	$2,779.8	(15.0%)	(10.0%)
CMG	$ 226.2	$ 297.0	(23.8%)	(17.8%)	$ 436.6	$ 541.1	(19.3%)	(13.0%)

Integrated Agency Networks ("IAN"): McCann Worldgroup, Draftfcb, Lowe, Mediabrands and our domestic integrated agencies
Constituency Management Group ("CMG"): Weber Shandwick, GolinHarris, Jack Morton, FutureBrand, Octagon and our other marketing service specialists

See reconciliation of segment revenue change on page 18.
($ in Millions)

Geographic Revenue Change

	Three Months Ended June 30, 2009		Six Months Ended June 30, 2009	
	Total	Organic	Total	Organic
United States	(14.5%)	(15.3%)	(11.5%)	(12.3%)
International	(25.7%)	(13.5%)	(20.9%)	(8.3%)
United Kingdom	(38.4%)	(15.7%)	(31.5%)	(6.4%)
Continental Europe	(29.0%)	(14.1%)	(23.7%)	(9.5%)
Asia Pacific	(22.6%)	(14.4%)	(19.6%)	(11.3%)
Latin America	(16.6%)	2.5%	(16.0%)	2.8%
All Other Markets	(8.2%)	(21.8%)	1.7%	(12.9%)
Worldwide	**(19.7%)**	**(14.5%)**	**(15.7%)**	**(10.5%)**

"All Other Markets" includes Canada, Africa and the Middle East.

See reconciliation on page 19.

IPG

Organic Revenue Growth



Last Twelve Months
-0.7%
1.4%
-1.0%
1.0%
2.7%
3.4%
4.6%
4.5%
5.0%
1.4%
-4.0%
Q1-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07
Q4-08

See reconciliation on page 20.

Expenses

Salaries & Related

	2009	2008	Change $	Change Total	Change Organic
Three Months Ended June 30,	$ 968.4	$ 1,103.2	$ (134.8)	(12.2%)	(7.5%)
% of Revenue	*65.7%*	*60.1%*			
Three months severance	$ 29.9	$ 10.7	$ 19.2	179.4%	
% of Revenue	*2.0%*	*0.6%*			
Six Months Ended June 30,	$ 1,964.9	$ 2,168.0	$ (203.1)	(9.4%)	(4.7%)
% of Revenue	*70.2%*	*65.3%*			
Six months severance	$ 71.5	$ 24.6	$ 46.9	190.7%	
% of Revenue	*2.6%*	*0.7%*			

Office & General

	2009	2008	Change $	Change Total	Change Organic
Three Months Ended June 30,	$ 409.1	$ 527.8	$ (118.7)	(22.5%)	(16.2%)
% of Revenue	*27.7%*	*28.8%*			
Three months professional fees	$ 25.1	$ 30.8	$ (5.7)	(18.5%)	
% of Revenue	*1.7%*	*1.7%*			
Six Months Ended June 30,	$ 820.0	$ 1,002.8	$ (182.8)	(18.2%)	(12.5%)
% of Revenue	*29.3%*	*30.2%*			
Six months professional fees	$ 55.9	$ 68.2	$ (12.3)	(18.0%)	
% of Revenue	*2.0%*	*2.1%*			

See reconciliation of organic measures on page 21.

($ in Millions)

Adjusted Operating Margin

Last Twelve Months


10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-0.2%
0.1%
-0.4%
1.6%
2.7%
3.2%
4.1%
4.5%
5.6%
6.6%
7.4%
8.1%
8.7%
8.5%
7.3%
Q4-05
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09

Excludes the effect of restructuring and other reorganization-related charges (reversals) and long-lived asset impairment and other charges.

See reconciliation on page 23.

Recent Debt Transactions

- In June we issued $600 million of 10% Notes due 2017 for net proceeds of $572 million after issue discount, fees and expenses
- We also repurchased $214 million of our 5.40% Notes due 2009 and $464 million of our 7.25% Notes due 2011
- In July (Q3) we repurchased $36 million of our Floating Rate Notes due 2010
- Transactions decreased outstanding debt by $114 million

IPG

Debt Maturity Schedule

Total Debt including Convertible Notes = $2.0 billion


$800
$600
$400
$200
$0
$137
$250 (A)
$36
$400 (B)
$209 (C)
$350
$600
2009
2010
2011
2012
2013
2014
2017
Other Short-Term Debt
Long-Term Debt
First Investor Put 4.25% Convertible Notes (in 2012)
First Investor Put 4.75% Convertible Notes (in 2013)
Second Investor Put 4.50% Convertible Notes (in 2013)

Face Value as of June 30, 2009

(A) On July 7, 2009, we accepted for purchase $36 aggregate principal amount of Floating Rate Notes due 2010 which reduced the aggregate principal amount to $214.

(B) Discrete option to put 4.25% Notes for cash in March 2012, and for cash, stock or a combination at Company's election, in March 2016 and March 2018. If the puts are not exercised, the notes mature March 2023.

(C) Discrete option to put 4.50% and 4.75% Notes for cash, stock or a combination at Company's election, in March 2013 and March 2018. If the puts are not exercised, the notes mature March 2023.

($ in Millions)

Balance Sheet – Current Portion

	June 30, 2009		December 31, 2008		June 30, 2008	
CURRENT ASSETS:						
Cash and cash equivalents	$	1,760.5	$	2,107.2	$	1,831.0
Marketable securities		10.9		167.7		25.0
Accounts receivable, net		3,205.4		3,746.5		3,899.3
Expenditures billable to clients		1,021.9		1,099.5		1,325.6
Other current assets		355.7		366.7		343.2
Total current assets	**$**	**6,354.4**	**$**	**7,487.6**	**$**	**7,424.1**
CURRENT LIABILITIES:						
Accounts payable	$	3,380.4	$	4,022.6	$	4,138.4
Accrued liabilities		2,204.8		2,521.6		2,550.6
Short-term debt		137.3		332.8		91.8
Total current liabilities	**$**	**5,722.5**	**$**	**6,877.0**	**$**	**6,780.8**

($ in Millions)

Cash Flow

	Three Months Ended June 30, 2009	2008
NET INCOME	$ 31	$ 98
OPERATING ACTIVITIES		
Depreciation & amortization	65	73
Deferred taxes	21	49
Other non-cash items	43	5
Change in working capital, net	112	183
Other non-current assets & liabilities	(38)	(9)
Cash provided by Operating Activities	234	399
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(19)	(9)
Business & investment purchases/sales, net	(1)	3
Capital expenditures	(16)	(27)
Cash used in Investing Activities*	(36)	(33)
FINANCING ACTIVITIES		
Debt issuance, net of costs	572	-
Repurchase of long-term debt	(698)	-
Distributions to noncontrolling interests, net	(11)	(5)
Increase (decrease) in short-term bank borrowings	14	(13)
Preferred stock dividends	(7)	(7)
Other	(3)	(7)
Cash used in Financing Activities	(133)	(32)
Currency Effect	48	10
Increase in Cash & S/T Marketable Securities	$ 113	$ 344

* Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 24.

($ in Millions)

IPG

Summary

- The revenue environment remains challenging as clients navigate a difficult economy
- We are managing costs appropriately and effectively
- Strong financial resources are in place and we continue our conservative approach to liquidity
- We expect to be well-positioned for the upside when the economy turns

IPG

Interpublic Group

Appendix

Operating Performance

		Six Months Ended June 30,		
		2009		2008
Revenue	$	2,799.7	$	3,320.9
Salaries and Related Expenses		1,984.9		2,168.0
Office and General Expenses		820.0		1,002.8
Restructuring and Other Reorganization-Related (Reversals) Charges		(0.2)		7.3
Operating Income		15.0		142.8
Interest Expense		(79.9)		(110.7)
Interest Income		20.4		51.7
Other (Expense) Income, net		(18.4)		4.9
(Loss) Income Before Income Taxes		(62.9)		88.7
(Benefit of) Provision for Income Taxes		(21.7)		55.4
Equity in Net (Loss) Income of Unconsolidated Affiliates		(1.0)		1.6
Net (Loss) Income		(42.2)		34.9
Net Loss (Income) Attributable to Noncontrolling Interests		3.0		(2.6)
Net (Loss) Income Attributable to IPG		(39.2)		32.3
Dividends on Preferred Stock		(13.8)		(13.8)
Allocation to Participating Securities		-		(0.3)
Net (Loss) Income Available to IPG Common Stockholders	$	(53.0)	$	18.2
(Loss) earnings per share available to IPG common stockholders:				
Basic	$	(0.11)	$	0.04
Diluted	$	(0.11)	$	0.04
Weighted-average number of common shares outstanding:				
Basic		465.6		459.9
Diluted		465.6		498.3

(Amounts in Millions, except per share amounts)

IPG

Cash Flow

	Six Months Ended June 30, 2009	2008
NET (LOSS) INCOME	$ (42)	$ 35
OPERATING ACTIVITIES		
Depreciation & amortization	123	143
Deferred taxes	(27)	(6)
Other non-cash items	40	6
Change in working capital, net	(373)	(58)
Other non-current assets & liabilities	(44)	(9)
Cash (used in) provided by Operating Activities	(323)	111
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(32)	(26)
Business & investment purchases/sales, net	-	4
Capital expenditures	(28)	(59)
Cash used in Investing Activities*	(60)	(81)
FINANCING ACTIVITIES		
Debt issuance, net of costs	572	(1)
Repurchase of long-term debt	(698)	(191)
Distributions to noncontrolling interests, net	(17)	(8)
Increase (decrease) in short-term bank borrowings	14	(18)
Preferred stock dividends	(14)	(14)
Other	(7)	(7)
Cash used in Financing Activities	(150)	(239)
Currency Effect	30	28
Decrease in Cash & S/T Marketable Securities	$ (503)	$ (181)

* Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 24.

($ in Millions)

IPG

Depreciation and Amortization

	2009				
	Q1	Q2	Q3	Q4	YTD 2009
Depreciation and amortization of fixed assets and intangible assets	$ 41.8	$ 42.7			$ 84.5
Amortization of bond discounts and deferred financing costs	7.6	6.2			13.8
Amortization of restricted stock and other non-cash compensation	9.3	15.5			24.8
Total	$ 58.7	$ 64.4			$ 123.1

	2008				
	Q1	Q2	Q3	Q4	FY 2008
Depreciation and amortization of fixed assets and intangible assets	$ 43.1	$ 43.2	$ 44.2	$ 42.8	$ 173.3
Amortization of bond discounts and deferred financing costs	7.0	6.7	7.4	7.6	28.7
Amortization of restricted stock and other non-cash compensation	19.8	23.2	21.4	15.7	80.1
Total	$ 69.9	$ 73.1	$ 73.0	$ 66.1	$ 282.1

($ in Millions)

IPG

Reconciliation of Segment Revenue Change

IAN

	Three Months Ended		Six Months Ended	
	$	% Change	$	% Change
June 30, 2008	$ 1,538.7		$ 2,779.8	
Total change	(290.5)	(18.9%)	(416.7)	(15.0%)
Foreign currency	(112.4)	(7.3%)	(204.1)	(7.3%)
Net acquisitions/(divestitures)	35.1	2.3%	66.7	2.4%
Organic	(213.2)	(13.9%)	(279.3)	(10.0%)
June 30, 2009	$ 1,248.2		$ 2,363.1	

CMG

	Three Months Ended		Six Months Ended	
	$	% Change	$	% Change
June 30, 2008	$ 297.0		$ 541.1	
Total change	(70.8)	(23.8%)	(104.5)	(19.3%)
Foreign currency	(17.9)	(6.0%)	(34.2)	(6.3%)
Net acquisitions/(divestitures)	-	-	-	-
Organic	(52.9)	(17.8%)	(70.3)	(13.0%)
June 30, 2009	$ 226.2		$ 436.6	

($ in Millions)

Reconciliation of Geographic Revenue Change

Three Months Ended June 30

	2009	2008	Total Change	Foreign Currency	Net Acquisitions / (Divestitures)	Organic
United States	$ 847.1	$ 991.0	$ (143.9)	$ -	$ 8.0	$ (151.9)
United Kingdom	101.3	164.5	(63.2)	(37.4)	-	(25.8)
Continental Europe	220.2	310.0	(89.8)	(47.3)	1.3	(43.8)
Asia Pacific	140.5	181.6	(41.1)	(15.0)	-	(26.1)
Latin America	77.9	93.4	(15.5)	(17.8)	-	2.3
All Other Markets	87.4	95.2	(7.8)	(12.8)	25.8	(20.8)
Worldwide	$ 1,474.4	$ 1,835.7	$ (361.3)	$ (130.3)	$ 35.1	$ (266.1)

Six Months Ended June 30

	2009	2008	Total Change	Foreign Currency	Net Acquisitions / (Divestitures)	Organic
United States	$ 1,628.5	$ 1,840.1	$ (211.6)	$ -	$ 15.4	$ (227.0)
United Kingdom	212.9	311.0	(98.1)	(78.1)	-	(20.0)
Continental Europe	414.1	542.5	(128.4)	(79.8)	2.9	(51.5)
Asia Pacific	248.4	308.8	(60.4)	(25.5)	-	(34.9)
Latin America	133.0	158.4	(25.4)	(29.9)	-	4.5
All Other Markets	162.8	160.1	2.7	(25.0)	48.4	(20.7)
Worldwide	$ 2,799.7	$ 3,320.9	$ (521.2)	$ (238.3)	$ 66.7	$ (349.6)

"All Other Markets" includes Canada, Africa and the Middle East.

($ in Millions)

Reconciliation of Organic Revenue Growth

Last Twelve Months Ending	Beginning of Period Revenue	Components of change during the period: Foreign Currency	Net Acquisitions / (Divestitures)	Organic	End of Period Revenue
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (45.7)	$ 6,274.3
3/31/06	6,325.8	(10.9)	(132.6)	90.8	6,273.1
6/30/06	6,423.7	(8.8)	(157.5)	(62.1)	6,195.3
9/30/06	6,344.3	(13.9)	(140.4)	19.4	6,209.4
12/31/06	6,274.3	20.6	(165.4)	61.3	6,190.8
3/31/07	6,273.1	78.4	(147.2)	18.6	6,222.9
6/30/07	6,195.3	102.4	(124.7)	169.7	6,342.7
9/30/07	6,209.4	137.3	(110.9)	213.0	6,448.8
12/31/07	6,190.8	197.5	(70.7)	236.6	6,554.2
3/31/08	6,223.0	217.8	(45.9)	285.5	6,680.3
6/30/08	6,342.7	244.9	(12.6)	288.4	6,863.4
9/30/08	6,448.8	237.5	32.8	324.4	7,043.5
12/31/08	6,554.2	71.5	87.6	249.4	6,962.7
3/31/09	6,680.3	(88.3)	114.7	96.1	6,802.8
6/30/09	6,863.4	(286.2)	139.2	(274.8)	6,441.5

($ in Millions)

IPG

Reconciliation of Organic Measures

Salaries & Related

	Three Months Ended		Six Months Ended	
	$	% Change	$	% Change
June 30, 2008	$ 1,103.2		$ 2,168.0	
Total change	(134.8)	(12.2%)	(203.1)	(9.4%)
Foreign currency	(75.2)	(6.8%)	(150.0)	(6.9%)
Net acquisitions/(divestitures)	23.6	2.1%	49.3	2.3%
Organic	(83.2)	(7.5%)	(102.4)	(4.7%)
June 30, 2009	$ 968.4		$ 1,964.9	

Office & General

	Three Months Ended		Six Months Ended	
	$	% Change	$	% Change
June 30, 2008	$ 527.8		$ 1,002.8	
Total change	(118.7)	(22.5%)	(182.8)	(18.2%)
Foreign currency	(42.5)	(8.1%)	(81.5)	(8.1%)
Net acquisitions/(divestitures)	9.2	1.7%	23.8	2.4%
Organic	(85.4)	(16.2%)	(125.1)	(12.5%)
June 30, 2009	$ 409.1		$ 820.0	

($ in Millions)

Reconciliation of Expenses Excluding Severance

Operating Expenses

Three Months Ended	Total Reported Operating Expenses $	% Change	Severance Expense $	% Change	Operating Expenses Excluding Severance $	% Change
June 30, 2008	$ 1,635.1		$ 10.7		$ 1,624.4	
Total change	(257.6)	(15.8%)	19.2	179.4%	(276.8)	(17.0%)
Foreign currency changes	(118.0)	(7.2%)	(0.9)	(8.4%)	(117.1)	(7.2%)
Net acquisitions/(divestitures)	32.8	2.0%	0.7	6.5%	32.1	2.0%
Organic	(172.4)	(10.5%)	19.4	181.3%	(191.8)	(11.8%)
June 30, 2009	$ 1,377.5		$ 29.9		$ 1,347.6	

Salaries & Related

Three Months Ended	Reported Salaries & Related Expenses $	% Change	Severance Expense $	% Change	Salaries & Related Expenses Excluding Severance $	% Change
June 30, 2008	$ 1,103.2		$ 10.7		$ 1,092.5	
Total change	(134.8)	(12.2%)	19.2	179.4%	(154.0)	(14.1%)
Foreign currency changes	(75.2)	(6.8%)	(0.9)	(8.4%)	(74.3)	(6.8%)
Net acquisitions/(divestitures)	23.6	2.1%	0.7	6.5%	22.9	2.1%
Organic	(83.2)	(7.5%)	19.4	181.3%	(102.6)	(9.4%)
June 30, 2009	$ 968.4		$ 29.9		$ 938.5	

($ in Millions)

Reconciliation of Adjusted Operating Margin

Last Twelve Months Ending	Operating Income (Loss)	Restructuring and Other Reorganization-Related Charges (Reversals)	Long-Lived Asset Impairment and Other Charges	Adjusted Operating Income (Loss)
12/31/05	$ (104.2)	$ (7.3)	$ 98.6	$ (12.9)
3/31/06	(94.7)	-	98.6	3.9
6/30/06	(133.3)	8.2	98.6	(26.5)
9/30/06	(4.2)	14.3	92.1	102.2
12/31/06	106.0	34.5	27.2	167.7
3/31/07	141.4	33.5	27.2	202.1
6/30/07	210.1	22.0	27.2	259.3
9/30/07	240.3	21.0	27.2	288.5
12/31/07	344.3	25.9	-	370.2
3/31/08	410.7	29.7	-	440.4
6/30/08	465.7	39.0	-	504.7
9/30/08	530.9	37.6	-	568.5
12/31/08	589.7	17.1	-	606.8
3/31/09	565.6	13.7	-	579.3
6/30/09	461.9	9.6	-	471.5

($ in Millions)

IPG

Reconciliation of Investing Cash Flow

	Three Months Ended June 30, 2009	Three Months Ended June 30, 2008	Six Months Ended June 30, 2009	Six Months Ended June 30, 2008
INVESTING ACTIVITIES				
Cash used in Investing Activities per presentation	$ (36)	$ (33)	$ (60)	$ (81)
Purchase, sale and maturities of short-term marketable securities, net	7	(5)	157	(4)
Reported cash used in Investing Activities	$ (29)	$ (38)	$ 97	$ (85)

($ in Millions)

Interpublic Group

Metrics Update

Metrics Update

Category	Metric
REVENUE	by Discipline
SALARIES & RELATED (% of revenue)	Last Twelve Months Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help
OFFICE & GENERAL (% of revenue)	Last Twelve Months Professional Fees Occupancy Expense (ex-D&A) T&E, Office Supplies & Telecom All Other O&G
FINANCIAL	Available Liquidity $335-Million 3-Year Credit Facility Covenants

IPG

Revenue by Discipline


Marketing Services
42%
58%
Advertising & Media

$2,799.7

June 30, 2009

YTD

Unaudited data

($ in Millions)

Salaries & Related Expenses



% of Revenue, Last Twelve Months
70.0%
65.0%
60.0%
55.0%
64.3%
62.4%
62.8%
LTM 6/30/09
LTM 12/31/08
LTM 6/30/08

Salaries & Related Expenses (% of Revenue)

Three and Six Months Ended June 30



Base, Benefits & Tax
64.0%
60.0%
56.0%
52.0%
48.0%
55.6%
50.0%
59.7%
54.7%
Three Months
Six Months
Incentive Expense
5.0%
2.5%
0.0%
3.0%
3.9%
3.0%
3.9%
Three Months
Six Months
Severance Expense
4.0%
3.0%
2.0%
1.0%
0.0%
2.0%
0.6%
2.6%
0.7%
Three Months
Six Months
Temporary Help
5.0%
4.0%
3.0%
2.0%
2.6%
3.2%
2.6%
3.4%
Three Months
Six Months
2009
2008

All Other Salaries & Related, not shown, was 2.5% and 2.4% for the three months ended June 30, 2009 and 2008, respectively, and 2.3% and 2.6% for the six months ended June 30, 2009 and 2008, respectively.

IPG

Office & General Expenses



% of Revenue, Last Twelve Months
36.0%
33.0%
30.0%
27.0%
24.0%
28.4%
28.9%
29.9%
LTM 6/30/09
LTM 12/31/08
LTM 6/30/08

Office & General Expenses (% of Revenue)

Three and Six Months Ended June 30



Professional Fees
4.0%
3.0%
2.0%
1.0%
0.0%
1.7%
1.7%
2.0%
2.1%
Three Months
Six Months
Occupancy Expense (ex-D&A)
10.0%
9.0%
8.0%
7.0%
6.0%
8.5%
7.1%
9.0%
7.9%
Three Months
Six Months
T&E, Office Supplies & Telecom
6.0%
5.0%
4.0%
3.0%
2.0%
3.4%
4.3%
3.7%
4.6%
Three Months
Six Months
All Other O&G
18.0%
16.0%
14.0%
12.0%
14.1%
15.7%
14.6%
15.6%
Three Months
Six Months
2009
2008

"All Other O&G" includes production expenses, depreciation and amortization, bad debt expense, foreign currency gains (losses) and other expenses.

IPG

Available Liquidity

Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facilities



$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$242
$1,771
$957
$1,659
$957
$2,275
$902
$1,708
$567
$1,856
6/30/2009
3/31/2009
12/31/2008
9/30/2008
6/30/2008
Cash, Cash Equivalents and Short-Term Marketable Securities
Available Committed Credit Facilities

Note: $750.0 Credit agreement expired on June 15, 2009

($ in Millions)

$335-Million 3-Year Credit Facility Covenants*

Covenants as of June 30, 2009	
I. Interest Coverage Ratio not less than:	3.75x
Actual Interest Coverage Ratio:	5.20x
II. Leverage Ratio not greater than:	3.25x
Actual Leverage Ratio:	2.93x
III. EBITDA not less than:	$550.0
Actual EBITDA:	$695.3

EBITDA Reconciliation	
Operating Income:	$461.8
+ Depreciation and amortization	233.3
+ Non-cash charges	0.2
EBITDA:	$695.3

Interest Expense Reconciliation	
Interest Expense:	$181.2
- Interest Income	59.2
- ELF Warrant amortization and other	15.8
+ Preferred Stock Dividends	27.6
Net Interest Expense as defined:	$133.8

* Facility is not drawn on as of June 30, 2009.

($ in Millions)

Cautionary Statement

This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

- potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients' financial condition and on our business or financial condition;
- our ability to attract new clients and retain existing clients;
- our ability to retain and attract key employees;
- risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy;
- potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
- risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.

IPG